Share Repurchase Program	12 Months Ended
Jun. 30, 2012
Share Repurchase Program
10.	SHARE REPURCHASE PROGRAM

On September 14, 2009, we announced that our board of directors approved a repurchase program under which we may purchase up to 1,000,000 shares of our common stock. The duration of the repurchase program is open-ended. Under the program, we purchase shares of common stock from time to time through the open market and privately negotiated transactions at prices deemed appropriate by management. The repurchase is funded by cash on hand. For the fiscal year 2011 and 2010, we had repurchased 213,243 shares at an average price of $1.29 and 108,308 shares at an average price of $1.00 per share, respectively. There were no shares repurchased during fiscal year 2012.